Exhibit 99.1

Deloitte & Touche LLP
Suite 400
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Jersey City, NJ 07311
USA
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www.deloitte.com

October 16, 2015

Porsche Financial Services, Inc.

One Porsche Drive

Atlanta, Georgia 30354

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Porsche Financial Services, Inc. (the “Company”) and Barclays Capital Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of automobile leases in conjunction with the proposed offering of Porsche Innovative Lease Owner Trust 2015-2 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 5 2015, representatives of the Company provided us with a computer-generated automobile lease data file and related record layout containing, as represented to us by the Company, data as of the close of business September 30, 2015 with respect to 6,994 automobile lease contracts (the “Statistical Lease File”). At the Company’s instruction, we randomly selected 100 automobile lease contracts (the “Sample Contracts”) from the Statistical Lease File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Lease File and indicated below.

Characteristics

1.	Lease number (for informational purposes only)	10.	Number of schedule payments
2.	Contract start date	11.	Original base monthly P&I payment*
3.	Adjusted capitalized cost	12.	Contract residual value
4.	Origination (booking) date	13.	Base residual value
5.	Contract state	14.	Manufacturer’s suggested retail price**
6.	Vehicle classification (new/used)	15.	Paid through date*
7.	Vehicle model	16.	FICO score
8.	Model year	17.	Annual percentage rate (APR)
9.	Maturity date

*	For Sample Contracts that were not identified as “single pay” on the Lease Agreement or Servicing System (defined below).
**	For Sample Contracts that noted a vehicle classification code of “new” on the Lease Agreement (defined below).

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We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the “Lease Agreement.”

We compared Characteristic 4. to the corresponding information set forth on the Company’s servicing system (the “Servicing System”).

We compared Characteristics 5. through 12. to the corresponding information set forth on or derived from the Lease Agreement and the Servicing System.

We compared Characteristic 13. to base residual value queries (collectively, the “Base Residual Query”), provided to us by the Company on October 7, 2015.

We compared Characteristic 14. to the corresponding information set forth on or derived from the Wholesale Invoice or Dealer Build Sheet – Retail Invoice (collectively, the “Invoice”).

We compared Characteristics 15. through 17. to the corresponding information set forth on or derived from the Servicing System.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 7., a vehicle model of (i) “911” (as set forth on the Statistical Lease File) and “Carrera” (as set forth on the Lease Agreement), (ii) “Continental” (as set forth on the Statistical Lease File) and “GT CONV” or “GT” (as set forth on the Lease Agreement), (iii) “Flying Spur” (as set forth on the Statistical Lease File) and “Continental” (as set forth on the Lease Agreement) and (iv) “911” (as set forth on the Statistical Lease File) and “991” or “C4 S Coupe” (as set forth on the Lease Agreement) are noted to be in agreement for purposes of our comparison;

•	with respect to our comparison of Characteristic 9., for any maturity date falling on the 29th, 30th or 31st day of the month (as set forth on the Lease Agreement), we were instructed to note the maturity date as the 1st day of the succeeding month. Further, differences of 3 days or less are noted to be in agreement;

•	with respect to Characteristic 15., we did not perform our comparison of paid through date for the Sample Contract indicated on Appendix C;

•	with respect to our comparison of Characteristic 17., differences of 0.0001% or less are noted to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or noted the following:

•	a Title Certificate, Application for Title or Certificate or Origin (collectively, the “Title Certificate”);

•	a security interest of Porsche Leasing LTD is indicated on the Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	Consumer Leasing Disclosure Statement;

•	no Sample Contracts were in repossession per the Servicing System; and

•	no borrower, for each respective Sample Contract, was in bankruptcy per the Servicing System.

2

The automobile lease documents described above, including any information obtained from the Servicing System and the Base Residual Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Lease File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile lease contracts underlying the Statistical Lease File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile lease contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Lease File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

3

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 16, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in manufacturer’s suggested retail price.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 16, 2015 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Lease File	Characteristic set forth on the Invoice
1	[REDACTED]	Manufacturer’s suggested retail price	$130,295.00	$128,185.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 16, 2015 (REDACTED).

In applying our agreed-upon procedures as outlined above, we did not perform our comparison of Characteristic 15. for Sample Contract number [REDACTED].

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.